UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2016

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)
(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
iPass Inc. (“iPass”) held its Annual Meeting of Stockholders on June 16, 2016 (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for or withheld for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in the definitive proxy statement filed by iPass with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”).

1.
The iPass stockholders elected each of the nominees proposed by iPass, to serve until the iPass 2017 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Damien J. Park	32,420,244	5,806,512
Gary A. Griffiths	37,796,500	430,256
Michael M. Chang	37,793,540	433,216
David E. Panos	37,723,619	503,137
Michael J. Tedesco	37,727,319	499,437
Justin R. Spencer	37,434,303	792,453
There were 21,102,125 broker non-votes for this proposal

2.
The iPass stockholders ratified the selection of Grant Thornton LLP as the independent registered public accounting firm of iPass for its fiscal year ending December 31, 2016. The tabulation of votes on this matter was as follows:

Shares voted for:         59,052,355
Shares voted against:        140,600
Shares abstaining:        135,926
Broker non-votes:        0

3.
The iPass stockholders approved, on an advisory basis, a resolution approving the compensation of the iPass named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:        30,521,741
Shares voted against:        7,354,770
Shares abstaining:        350,245
Broker non-votes:        21,102,125

Item 8.01     Other Events
Following the Annual Meeting, the Board of Directors (the “Board”) of iPass reconstituted the standing committees of the Board as follows:
Audit Committee:             Justin R. Spencer (Chairman)
David E. Panos
Michael J. Tedesco

Compensation Committee:            Michael M. Chang (Chairman)
Damien J. Park
Justin R. Spencer

Corporate Governance and
Nominating Committee:            David E. Panos (Chariman)
Damien J. Park
Michael M. Chang

Additionally, the Board made the determination that the Strategic Committee of the Board of Directors, established on June 30, 2015, be dissolved.

SIGNATURES
Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
iPass Inc.
By: /s/ Darin Vickery
Darin Vickery
Chief Financial Officer

Dated: June 20, 2016